UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K
                             ----------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 24, 2006
                Date of report (date of earliest event reported)

                             ----------------------
                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
                             ----------------------


         Delaware                        0-24073                  13-3817344
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                             ----------------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Maria A. Sepulveda's Employment Agreement

     On April 24, 2006 the Company entered into an employment agreement (the "Agreement") with Maria A. Sepulveda (the "Executive") pursuant to which the Company has retained the Executive to serve as Executive Vice President of Northeast Region, effective May 1, 2006. The following summary is qualified in its entirety by reference to the text of the Agreement.

     The Executive's term of employment shall be for a period of two years commencing on May 1, 2006, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $80,000 and participate in the Company's Executive Incentive Plan. Subject to the terms and conditions of the Executive Incentive Plan, the Company will grant to the Executive an option to purchase 180,000 shares of the Company's common stock of which 40,000 shares will vest immediately and the remainder will vest subject to certain performance-based criteria structured by the Board of Directors. The exercise price shall be determined on the effective date of the grant. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees.

     The Agreement also provides for the payment by the Company to the Executive severance payments equal to 12 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and unpaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

     In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

     The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

James DeBroux's Employment Agreement

     On April 24, 2006 the Company entered into an employment agreement (the "Agreement") with James DeBroux (the "Executive") pursuant to which the Company has retained the Executive to serve as Vice President of the Washington D.C. Business Unit, effective May 1, 2006. The following summary is qualified in its entirety by reference to the text of the Agreement.

     The Executive's term of employment shall be for a period of two years commencing on May 1, 2006, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $145,000 and participate in the Company's Executive Incentive Plan. Subject to the terms and conditions of the Executive Incentive Plan, the Company will grant to the Executive an option to purchase 120,000 shares of the Company's common stock of which 26,667 shares will vest immediately and the remainder will vest subject to certain performance-based criteria structured by the Board of Directors. The exercise price shall be determined on the effective date of the grant. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees.

     The Agreement also provides for the payment by the Company to the Executive severance payments equal to 6 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and unpaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

     In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

The Agreement contains  restrictive  covenants which prohibit the Executive from
(i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Section 5 - Corporate Governance and Management

Item 5.02(c) Appointment of Certain New Officers

Maria A. Sepulveda Appointed Executive Vice President, Northeast Region
-----------------------------------------------------------------------

(1) As described in Item 1.01 above, Maria A. Sepulveda was appointed to Executive Vice President, Northeast Region effective May 1, 2006.

     On April 25, 2006, Digital Fusion issued a press release announcing the appointment of Ms. Sepulveda as the Company's new Executive Vice President for the Northeast Region. The press release is attached to this Form 8-K as Exhibit 99.1.


James DeBroux Appointed Vice President, Washington, D.C. Business Unit
----------------------------------------------------------------------

(1) As described in Item 1.01 above, James DeBroux was appointed to Vice President of the Washington, D.C. Business Unit of the Company, effective May 1, 2006.

     On April 25, 2006, the Company issued a press release announcing the appointment of Mr. DeBroux as the Company's new Vice President for the Washington, D.C. Business Unit. The press release is attached to this Form 8-K as Exhibit 99.1.


Section 9 - Financial Statements Exhibits
Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.         Description

     99.1*               Press release dated April 25, 2006, issued by Digital
                         Fusion, Inc.


* Filed herewith.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2006

                                       DIGITAL FUSION, INC.


                                       By:  /s/ Elena I. Crosby
                                            ------------------------------------
                                            Elena I. Crosby, Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

  99.1*                   Press release dated April 25, 2006, issued by Digital
                          Fusion, Inc.


*Filed herewith.